                  =============================================

                              THE CHINA FUND, INC.

                  =============================================




                                  ANNUAL REPORT

                                OCTOBER 31, 1997








                                         -------------------------------------
                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS
                                                                         PAGE
                                         Key Highlights                     1
                                         Asset Allocation                   2
                                         Chairman's Statement               3
                                         Investment Managers' Statement     5
                                         About the Portfolio Managers      13
                                         Schedule of Investments           14
                                         Financial Statements              20
                                         Notes to Financial Statements     24
                                         Report of Independent Auditors    27
                                         Dividends and Distributions;
                                            Dividend Reinvestment
                                            and Cash Purchase Plan         28

                                         -------------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS
================================================================================


================================================================================
                                    FUND DATA
--------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                                    CHN
--------------------------------------------------------------------------------
             LISTING DATE                                 JULY 10, 1992
--------------------------------------------------------------------------------
          SHARES OUTSTANDING                                10,844,937
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (10/31/97)                         US$184.0 MILLION
--------------------------------------------------------------------------------
      NET ASSET VALUE (10/31/97)                              $16.97
--------------------------------------------------------------------------------
       MARKET PRICE (10/31/97)                                $13.31
================================================================================


================================================================================
                                  TOTAL RETURN
--------------------------------------------------------------------------------
    PERFORMANCE AS OF
       10/31/97:                NET ASSET VALUE(1)         MARKET PRICE
--------------------------------------------------------------------------------
            1-Year                   28.4%                     13.9%
--------------------------------------------------------------------------------
      3-Year Cumulative              18.1%                    (17.8)%
--------------------------------------------------------------------------------
      3-Year Annualized               5.7%                     (6.3)%
--------------------------------------------------------------------------------
      5-Year Cumulative              39.3%                     15.0%
--------------------------------------------------------------------------------
      5-Year Annualized               6.9%                      2.8%
================================================================================


================================================================================
                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
     RECORD DATE                    INCOME                    CAPITAL GAINS
--------------------------------------------------------------------------------
       12/31/96                    $0.0834                          --
--------------------------------------------------------------------------------
       12/29/95                    $0.0910                          --
--------------------------------------------------------------------------------
       12/30/94                    $0.0093                       $0.6006
--------------------------------------------------------------------------------
       12/31/93                    $0.0853                       $0.8250
--------------------------------------------------------------------------------
       12/31/92                    $0.0434                       $0.0116
================================================================================

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 1997
================================================================================


================================================================================
                         TEN LARGEST LISTED INVESTMENTS
--------------------------------------------------------------------------------
  1. China Resources Enterprise, Ltd.                                   4.5%
--------------------------------------------------------------------------------
  2. Shanghai Industrial Holdings, Ltd.                                 4.4%
--------------------------------------------------------------------------------
  3. Hutchison Whampoa, Ltd.                                            3.6%
--------------------------------------------------------------------------------
  4. Citic Pacific, Ltd.                                                3.4%
--------------------------------------------------------------------------------
  5. Ng Fung Hong, Ltd.                                                 3.3%
--------------------------------------------------------------------------------
  6. Leading Spirit Holdings Co., Ltd.                                  3.0%
--------------------------------------------------------------------------------
  7. First Tractor Co., Ltd.                                            2.9%
--------------------------------------------------------------------------------
  8. Qingling Motors Co., Ltd.                                          2.8%
--------------------------------------------------------------------------------
  9. Zhenhai Refining & Chemical Co., Ltd.                              2.8%
--------------------------------------------------------------------------------
 10. Cheung Kong Infrastructure                                         2.7%
================================================================================


================================================================================
                         TEN LARGEST DIRECT INVESTMENTS
--------------------------------------------------------------------------------
  1. Guangdong Kelon Electrical Holdings Co., Ltd.                    11.4%
--------------------------------------------------------------------------------
  2. A-S China Plumbing Products Ltd.                                 2.4%
--------------------------------------------------------------------------------
  3. CM Telecom International, Ltd.                                   2.1%
--------------------------------------------------------------------------------
  4. China Southern Glass Holding Co., Ltd.                           1.3%
--------------------------------------------------------------------------------
  5. New World Sun City, Ltd.                                         1.3%
--------------------------------------------------------------------------------
  6. Wai Kee China Investments (BVI) Co., Ltd.                        1.1%
--------------------------------------------------------------------------------
  7. Road King Infrastructure, Ltd.                                   0.7%
--------------------------------------------------------------------------------
  8. Shanghai Links Executive Community
     Class A preference shares                                        0.5%
--------------------------------------------------------------------------------
  9. Companion Marble Holdings, Ltd.                                  0.4%
--------------------------------------------------------------------------------
 10. Shanghai Links Executive Community                               0.1%
================================================================================

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================

Dear Stockholders:                                             December 12, 1997

This has been quite an eventful year for China and Hong Kong, bringing added attention and interest in the region. I am pleased to report that despite the difficulties in the Asian markets, the China Fund provided shareholders with a strong performance for the 1997 fiscal year ended October 31, 1997. For the fiscal year, the China Fund's Net Asset Value (NAV) and market price increased by 28.4% and 13.9%, respectively.

CHINA AND HONG KONG MARKETS OVERVIEW

The stock markets of both China and Hong Kong reflected solid growth over the first three quarters of the fiscal year. Although the Asian currency crisis dampened investor sentiment and triggered a steep market correction in the fourth quarter of the fiscal year, most of the China markets closed Fiscal 1997 on a positive note. The Shanghai "B" index rose 35.9% and Shenzhen "B" advanced 24.2% for the 12 months ended October 31, 1997. While the Hang Seng index fell 14.9%, the Hong Kong Stock Exchange "H" share index gained 21.8%.

Growing investor interest in China and Hong Kong was demonstrated clearly by the significant increase in primary market activity over the fiscal year. The Shanghai and Shenzhen markets each listed an additional nine "B" shares to their respective markets, expanding the number of companies available to foreign investors. The number of companies with listed "H" shares nearly doubled, further broadening investor access to China companies listed in Hong Kong. Although the number of "N" shares, companies listed in the United States, remained unchanged, market capitalization of the "B", "H", and "N" shares more than doubled to US$14.7 billion during the fiscal year.

LISTED INVESTMENTS

During the year, the China Fund reduced its weighting in Hong Kong companies. The Fund has more than doubled its exposure in "H" shares, expecting a further earnings recovery in China as the economy continues to improve. The Fund reduced its holdings in the property sector as the government introduced measures to cool down the real estate market. Further, in light of the uncertain market outlook brought about by the currency crisis in Asia, it also liquidated holdings in the banking sector and raised its cash level to 6.7%.

DIRECT INVESTMENTS

During the year, the Fund's direct investment portfolio was approximately 95% invested with a total value of US$39.0 million. Its holdings included private companies conducting business in telecommunications, property development, refrigerator manufacturing, sanitaryware manufacturing and distribution, textiles, glass, tollroad operations and granite and marble products.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================

In October 1997, one of the Fund's direct investments, CM Telecom International Limited ("CM Telecom") transferred its primary listing from Singapore to Hong Kong. The shares of CM Telecom are currently trading on both the Singapore Stock Exchange and The Stock Exchange of Hong Kong Limited. The Direct Investment Manager continues to review new investment opportunities in China.

LOOKING TO 1998

As the currency crisis in Asia continued into November and December, the stock markets throughout Asia remained volatile. In tandem, the Fund's net asset value declined approximately 8% from October 31, 1997 to December 12, 1997. We believe that China can weather the financial storm better than most other countries in Asia as its economy has remained stable in comparison to its neighbors. China's outlook remains strong, with high foreign exchange reserves of US$134.1 billion, a record trade surplus of US$40.24 billion, low foreign debt at US$116.3 billion, an inflation rate of 1.1% and a 9.9% economic growth rate. Further, given China's low labor cost advantage and a large domestic consumer market, we expect to see increased foreign direct investment.

We believe China will face major challenges as the country strives to maintain high economic growth of between 8% and 9% amid the current economic uncertainties in Asia. Additionally, we see the economic plan to implement large scale reforms of China's inefficient state-owned sector, as announced at the 15th Party Congress in September as another test of China's leadership. The risk of rising unemployment, if not properly addressed, may lead to lower consumer spending and slower domestic economic growth. Nonetheless, we view the strong improvements in China's infrastructure and service sectors as instrumental in the long run.

Finally, we want to thank you, our shareholders, for your continued interest in the China Fund. We believe promising long-term growth of China's economy will remain intact and will continue to provide excellent investment opportunities for the Fund. If you have questions or comments concerning the Fund, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,



John W. English
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================

Dear Stockholders:                                             December 12, 1997

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market closed the twelve-month period under review 14.9% lower with a high degree of volatility. The market started the period positively amid optimism over an improved economic outlook and a buoyant property market. The Hang Seng Index quickly surged through the 13,000 level and finished 1996 at 13,451. The optimism continued into the new year and the Hang Seng Index exceeded the historic 14,000 mark in mid-January. Subsequently, worries about possible overheating in the property market and the death of senior Chinese leader Deng Xiaoping in February initiated some profit-taking. More selling was triggered by the Financial Secretary's budget speech which outlined a large increase in land supply for housing developments. This led to concern about an over supply of residential properties and dampened share prices of property stocks. This, coupled with the increase in US interest rates, caused the Hang Seng Index to trade as low as 11,952 in early April, despite satisfactory corporate results. Towards the end of April, amid better sentiment in the US financial markets and signs of stability in property prices, the equity market began to recover. The Hang Seng Index enjoyed a liquidity-driven rally starting in May which continued through June in the run-up to China's resumption of sovereignty over Hong Kong. However, the looming currency crisis which started in Thailand where the country's currency was forced to devalue on pressure from speculative attacks in early July impacted Hong Kong a few months later. By early October, the fact that the Hong Kong dollar was the only currency in Asia that did not devalue drew increasing speculative pressure which took its toll on the stock market. The Hong Kong government, with the support of China, was determined to defend its 14 year peg to the US dollar at the HK$7.8 to the US$1 level. As a result, in October alone, the Hang Seng Index lost 29.4% of its value. As of October 31, 1997, the Hang Seng Index stood at 10,624, representing a decline of 1,854 points or 14.9% during the Fund's fiscal year.

The Chinese equity markets posted better performances during the fiscal year but also experienced a sharp pullback during the last quarter. The "H" shares rallied towards the end of 1996 due to a combination of capital inflow from China and overseas and the general expectation of an earnings turnaround in 1997. Rumors of Deng Xiaoping's poor health dampened investors' sentiment in early 1997. However, with the official news of Deng's death on February 20th, the "H" share market rebounded as the market did not expect any major challenge to President Jiang Zemin's leadership after Deng's death. The "H" share market consolidated briefly in March but investors returned to the market in April and May as the outlook for China's economy improved which led to a better earnings outlook. However, the market retreated in June in response to the government's crackdown on state-owned enterprises that misappropriated funds for unauthorized uses. Negative sentiment prevailed when the senior management of a large listed "H" share company was dismissed for diverting a large sum of money into the stock market. In addition, the disappointing performance of four new "H" share listings in June added to the weak market sentiment during the month. In July and August, rumors of asset restructuring and mergers and acquisitions amongst "H" share companies boosted share prices. Buying interest was strong as investors anticipated that some of these stocks will be likely candidates for mergers and acquisitions. In mid-September, China held its 15th Party Congress, which is an important political meeting of senior government officials held once every five

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED) years. The general outcome of the meeting was positive, with President Jiang Zemin endorsing the continuation of market reforms and promising to accelerate the privatization of state-owned enterprises. However, the "H" shares subsequently fell as investors increasingly believed that the benefits from such reforms will only be seen over a longer time horizon. The overall negative sentiment in Asia also impacted "H" share price performance towards the end of the fiscal year. After reaching a high of 1,727 in late August, the "H" share index fell sharply over the subsequent two months to close at 965 at the end of October 1997 which still represented a gain of 21.8% from a year earlier.

The "B" share markets in Shanghai and Shenzhen were quite volatile during the Fund's fiscal year. Share prices rallied in late 1996 driven by the news that local investors would be allowed to buy "B" shares. Speculation that the government would further implement measures to stimulate the "B" share markets also boosted sentiment. In early December, the market consolidated briefly in response to the implementation of a 10% daily price fluctuation limit on both the Shanghai and Shenzhen stock markets. However, the strong market liquidity created by the steep reduction in bank deposit rates by an average of 2.5% in 1996 and the improved outlook for China's economy soon led to a price recovery. We saw a slight correction during January but the market managed to regain its earlier losses towards the end of February as political stability was expected to be maintained after Deng's death. The "B" share markets continued their upward momentum in March and April. Rumours of interest rate and reserve requirement ratio cuts in April, coupled with high dividends payout and potential asset injection stories further lifted investors' sentiment. Following the sharp rise in share prices of China's domestic stock markets over the first four months of 1997, the Chinese government introduced measures to stabilize the market in early May. These new measures included increasing stamp duties and quotas for new listings, banning state owned enterprises and banks from speculating in the stock market as well as replacing several senior officials at the Chinese Securities Regulatory Commission and local brokerage houses suspected of illegal stock trading. As a result, the "B" share markets gradually fell on reduced turnover starting from May 1997 and extending to the end of October 1997. For the year ending October 1997, the Shanghai and Shenzhen "B" share indices still registered gains of 35.9% and 24.2% respectively.

On the economic front, China continued to post healthy GDP growth of 9.0% over the first nine months of 1997 as compared with 9.7% in 1996 while inflation, as measured by the National Retail Price Index, fell to 1.1% over this period from 6.1% last year. Money supply growth, measured by M2, decreased significantly from 25.3% at the end of 1996 to 17.1% by September 1997. Given the low inflation rate and moderate money supply growth, the Chinese central bank announced a round of interest rate cuts on October 23 with deposit and lending rates reduced by an average of 1.1% and 1.5% respectively. Following the interest rate cuts, one year time deposits fell from 7.47% to 5.67%. The move should be positive for the economy as it will ease interest payment burdens on companies operating in China, stimulate consumer spending and improve overall market liquidity. In the meantime, export growth was strong at 23.2% during the first ten months of 1997 giving rise to a record

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED) cumulative trade surplus of US$35.6 billion. China's foreign exchange reserve also grew rapidly in 1997, up 27.7% to US$134.1 billion by the end of September 1997 from US$105.0 billion registered at year-end 1996. Despite the economic turmoil affecting most of Asia which triggered sharp depreciation of their currencies, the Chinese official currency, renminbi (RMB), was stable at RMB8.3 to US$1.

On July 1, 1997, China officially resumed sovereignty over Hong Kong following 156 years of British rule. The transition was smooth and orderly. There was a high degree of continuity as most senior government officials and civil servants under the previous administration retained their posts after July 1st. Public confidence in the future of Hong Kong was also high as was reflected by the buoyant local stock and property markets before and after the historic event. The 15th party congress held in mid-September was an important milestone for political and economic development in China. During the meeting, the political position of the current leadership under President Jiang Zemin was further solidified. Jiang endorsed the continuation of market reforms initiated by Deng Xiaoping in 1978 and took a major, bold step in accelerating the privatization of the state-owned enterprises. Vice Premier Zhu Rongji, the engineer of China's economic soft-landing, has emerged as the most likely candidate to become Premier next year and oversee the continued liberalization of the Chinese economy. In late October, China's President Jiang Zemin made an official state visit to the US. The visit was considered a success as several agreements were signed which helped to improve relations between the two countries. Cross-strait relations between China and Taiwan improved from last year's tense military stand-off as both sides focused on economic co-operation and peaceful solutions to their political differences.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
PORTFOLIO REVIEW

The following table presents the Fund's portfolio allocation of listed investments between the various sectors by market value as of October 31, 1997 and October 31, 1996:

                                                       10/31/97         10/31/96
                                                       --------         --------

HONG KONG                  Conglomerate                  26.4%            19.4%
                           Industrial                    11.8             20.9
                           Infrastructure                 6.4              3.4
                           Property                       4.0             21.9
                           Service                        0.0              2.8
                           Utility                        0.0              2.9
                           Transportation                 3.1              2.0
                                                        -----            -----
                                                         51.7             73.3
                                                        =====            =====

"H" SHARES                 Industrial                    16.0              6.4
                           Utility                        2.9              0.0
                           Transportation                 5.5              3.3
                                                        -----            -----
                                                         24.4              9.7
                                                        =====            =====

                           HONG KONG SUB-TOTAL           76.1             83.0
                                                        =====            =====

SHANGHAI "B" SHARES        Industrial                     3.7              5.4
                           Property                       1.5              0.0
                           Service                        1.8              1.6
                           Transportation                 2.4              1.4
                           Utility                        2.8              0.9
                                                        -----            -----
                                                         12.2              9.3
                                                        =====            =====

SHENZHEN "B" SHARES        Industrial                     1.1              2.7
                           Property                       0.8              0.0
                           Transportation                 0.0              1.1
                                                        -----            -----
                                                          1.9              3.8
                                                        =====            =====

"N" SHARES                 Power                          2.9              2.8
                                                        =====            =====

                           CHINA SUB-TOTAL               17.0             15.9
                                                        =====            =====

SINGAPORE                  Service                        0.7              1.0
                                                        =====            =====

CASH                                                      6.2              0.1
                                                        =====            =====

                           TOTAL                        100.0%           100.0%
                                                        =====            =====

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
During the Fund's fiscal year, the Fund reduced its weighting in Hong Kong, bringing the exposure down to 51.7% from 73.3%. We have increase the Fund's "H" share holding from 9.7% to 24.4%. The exposure to Shanghai "B" shares was increased to 12.2% from 9.3% while the weighting in the Shenzhen "B" shares was cut from 3.8% to 1.9%. The weighting in "N" shares remained mostly unchanged at 2.9%. In light of the uncertain market outlook brought about by the currency crisis in Asia, cash position was raised to 6.2% from 0.1%.

Over the period, the Listed Investment Manager consolidated the portfolio by reducing the number of stock holdings from 72 to 43. In Hong Kong, weighting in the property sector was significantly reduced. Positions in several property companies such as Cheung Kong Holdings, China Overseas Land, Henderson Investment, Sun Hung Kai Properties and Wharf Holdings were eliminated. We grew more cautious on the property sector as the government introduced measures to cool the property market. However, we have increased our holding in Cheung Kong Infrastructure on the belief that the company's strong reputation will enable it to tap into lucrative projects across China. In the conglomerate sector, we have eliminated our position in Swire Pacific on slower earnings growth outlook and added to Hutchison Whampoa, a major conglomerate with expanding operations in China, as the company is well-positioned to benefit from the improvements in the Chinese economy with their multi-facet business reach in China. Exposure to the utility sector has been eliminated as a result of our disposal of Hong Kong Telecom and Consolidated Electric Power Asia. We have also cleared some small industrial holdings such as Fountain Set, Hung Hing Printing, Kingboard Chemical, MC Packaging, Yip's Hang Cheung and Tingyi over the period. Shanghai Industrial Holdings has been re-classified in the conglomerate sector from the industrial sector. The company has been transformed from a pure industrial company into a conglomerate with a diversified range of business. This change accounted for most of the increase in the conglomerate sector from 19.4% to 26.4%.

The weighting in "H" shares has been increased substantially on the expectation of earnings recoveries as the Chinese economy improves. The Fund has increased holding in Qingling Motors in anticipation of strong earnings growth as the company had successfully gained market share and achieved higher profit margins with the introduction of a new truck model last year. The Fund also built a position in First Tractor, China's leading manufacturer of farm tractor equipment on strong growth prospects on the back of China's push to modernize the rural economy and Beijing Datang, a major power producer in Northern China. In addition, the Fund acquired a position in China Eastern Airline, one of China's three largest airlines with a base in Shanghai, a major business center of China. Moreover, the Fund has increased exposure to Zhenhai Refining, one of China's largest oil refining plants benefiting from rising demand as Chinese economic growth recovers. The Fund has sold its position in Chengdu Telecom, Jilin Chemical, Luoyang Glass, Maanshan Iron & Steel and Guangshan Railway on weak earnings outlooks for these companies.

The weighting in the Shanghai "B" share market has been increased. The Fund bought Shanghai Lujiazui, a major land developer in the Shanghai Pudong area, which will be the new business center of Shanghai over the next few years. The Fund also built a position in Inner Mongolia Yitai Coal, a coal mining and distribution company that would benefit from

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
China's strong coal demand for power generation. We have also added Zhejiang Southeast Electric Power, a power producer located in one of China's fastest growing provinces. The Fund has disposed of its holdings in Eastern Communication, Shanghai Diesel Engine, Shanghai Huaxin Cement, Shanghai Post and Telecom, Shanghai Refrigerator Compressor and Shanghai New Asia as we expect the earnings momentum for these companies to decelerate. In Shenzhen, we have added Shenzhen Fangda, a profitable manufacturer of quality construction materials while eliminating small positions in Anhui Gujing Distillery, Changchai Diesel, China Southern Glass, China Merchant Sekou Port and Guangdong Provincial Expressway.


REVIEW OF DIRECT INVESTMENTS
As of October 31, 1997, approximately 95% of the Fund's direct investment assets were committed for investment in eleven companies. A description of the direct investments is set forth below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC owns a property development project in Dongguan, Guangdong Province China. Dongguan New World Gardens (the "Project") is engaged in the development and sale of 10,000 units of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a site of 466,666 square meters. The Project, part of Fucheng New Town, is situated close to the city center, and is being developed in phases over a period of six to eight years. At October 31, 1997, NWSC had completed construction of Phases 1 to 4 and Phase 5 was under construction. NWSC had sold 100% of Phases 1 to 4, and 63% of Phase 5 as of October 31, 1997. The Fund's investment is valued at cost.

GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON"),
Kelon is engaged in the manufacture and sale of refrigerators in China. It has been the market leader in the PRC refrigerator market in terms of both production and sales volume since 1991. Kelon is currently listed, as a Hong Kong "H" share, on The Stock Exchange of Hong Kong Limited. The value of the Fund's Kelon shares as of October 31, 1997 was US$21.0 million compared with a cost of US$5.5 million.

CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is engaged in the marketing of telecommunications related products including paging systems, pagers, transmitters and cables, and the provision of paging services in Hong Kong. China Motion owns a 30% interest in an associated company which operates a cross-border paging service between Hong Kong and the Province of Guangdong. China Motion is currently listed on the Stock Exchange of Singapore and on The Stock Exchange of Hong Kong Limited. The value of the Fund's investment in China Motion as of October 31, 1997 was US$3.9 million compared with a cost of US$2.9 million.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of high quality sanitaryware for American Standard Inc., ("ASI"), a US-based world leader in the manufacturing of plumbing products, through the acquisition of majority equity stakes in operating and newly established joint ventures in China. ASI provides management support, technology know-how and the use of the American Standard trade name. The Fund's investment is valued at cost.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on The Stock Exchange of Hong Kong Limited (the "HKSE"), which is engaged primarily in marketing and manufacturing production equipment for ceramic products.

Due to the cash flow shortage experienced by Siu Fung and other companies within the SFH group, the company has been unable to service its debt obligations as they have come due. In addition, Siu Fung has been unable to generate sufficient funds from its operations to fund its working capital requirements. The trading in the shares of SFH on the HKSE has been suspended since October 28, 1996.

Although a number of parties have expressed an interest in acquiring the assets of Siu Fung or investing in SFH, in light of the uncertainty over the recovery of the Fund's investment in Siu Fung, in October 1996, the Board of Directors decreased the value of the Fund's direct investment in Siu Fung from US$8.0 million to zero.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During it's fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996 the Board of Directors decreased the value of Fund's direct investment in Wing Hong from US$3.75 million to zero.

CHINA SOUTHERN GLASS HOLDING COMPANY LIMITED ("CHINA SOUTHERN GLASS")
China Southern Glass is one of the leading processed glass manufacturers in China and one of the first companies to issue "B" shares to foreign investors for trading on the Shenzhen Stock Exchange in 1992. China Southern Glass is expanding through the establishment of a float glass production plant utilizing western technologies and equipment. The value of the Fund's investment in China Southern Glass as of October 31, 1997 was US$2.4 million compared with a cost of US$2.3 million.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company that owns a group of companies and joint ventures (the "Group") in China engaged in tollroad operations, building materials manufacturing and trading, construction equipment trading and quarry concession operations. The Group has concessions to operate eighteen tollroads in China. Wai Kee's major shareholder is Wai Kee Holding Limited, a listed company on the HKSE, which is engaged in quarrying, civil engineering and dredging in Hong Kong. The Fund's investment is valued at cost. However, the Fund is expected to be able to exercise a right to convert its investment in Wai Kee into the listed shares of Wai Kee's parent, Wai Kee Holdings Limited ("WKH") at a conversion price of HK$1.34 in July 2000. The share price of WKH as of October 31, 1997 was HK$1.51.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King holds interests in and operates twenty-six tollroads located in China with a combined length of approximately 820 kilometers. Road King is a 44% subsidiary of Wai Kee China Investments (BVI) Company Limited, a company in which the Fund has an existing investment. Road King is currently listed on the HKSE. The value of the Fund's Road King shares as of October 31, 1997 was US$1.3 million compared with a cost of US$1.9 million.

COMPANION MARBLE (HOLDINGS) LIMITED ("CML")
CML, through its various subsidiaries, is engaged in the processing, wholesaling and retailing of and the provision of installation services for granite and marble products in Hong Kong and China. CML operates three granite and marble processing workshops two located in Hong Kong and one in Dongguan that commenced operations at a new 30,000 square meters block cutting factory in October 1996. The Fund's investment is valued at cost. However, the Convertible Bond held by the Fund is convertible into the listed shares of CML at a pre-determined conversion price.

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a sight of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The villas and apartments will be leased mainly to the expatriate employees of multinational corporations. The Fund's investment is valued at cost



Sincerely,
Stella S.M. Yiu, Listed Investment Manager
David F.J. Paterson, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================

LISTED INVESTMENT MANAGER
Ms. Stella S.M. Yiu has served as the portfolio manager for the Fund's portfolio of listed securities since December 1993. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint Catharine's College, Cambridge University. She is currently an executive director of HSBC Asset Management Hong Kong Limited responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over eleven years of experience in portfolio management in Asia. Prior to joining HSBC Asset Management Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management, with responsibilities for Asian regional equity funds and dedicated country portfolios.


DIRECT INVESTMENT MANAGER
Mr. David F.J. Paterson has served as the portfolio manager for the Fund's direct investment portfolio since the Fund's inception. Mr. Paterson holds a MA (Hons.) degree from Oriel College, Oxford, England. In addition to being a director of the Fund, he is a director and 25% owner of HSBC Private Equity Management Hong Kong Limited and has served as Managing Director of HSBC Private Equity Management Limited since 1988. Over his 26 years of business experience, he has also served as Managing Director of Bond Corporation International Limited, Managing Director of Arabian Gulf Investments (Far East) Limited, Finance Director of Swire Properties Limited, Finance Director of E.C. (Holdings) Limited, a corporate finance executive with Samuel Montagu & Co. Limited and a chartered accountant with Price Waterhouse & Co. Mr. Paterson is also a Fellow of the Institute of Chartered Accountants in England and Wales and a Fellow of the Hong Kong Society of Accountants.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

==================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------

COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
   COAL - (0.8%)
     Inner Mongolia Yitai Coal *.........................................    3,281,000               $  1,469,888
                                                                                                     ------------
   ELECTRIC UTILITIES - (2.1%)
     Heilongjiang Electric Power Co., Ltd................................    3,035,500                  2,276,625
     Zhejiang Southeast Electric Power Co., Ltd. *.......................    5,229,000                  1,670,148
                                                                                                     ------------
                                                                                                        3,946,773
                                                                                                     ------------
   PROPERTY DEVELOPER - (1.1%)
     Shanghai Lujiazui Finance and Trade Zone Development Co., Ltd.......    2,336,181                  2,102,563
                                                                                                     ------------

   TEXTILE - (2.1%)
     Inner Mongolia Erdos Cashmere Products Co., Ltd.....................    2,702,100                  1,551,005
     Shanghai Worldbest Co., Ltd.........................................    3,985,000                  2,223,630
                                                                                                     ------------
                                                                                                        3,774,635
                                                                                                     ------------
   TRANSPORTATION - (1.8%)
     Shanghai Dazhong Taxi Co., Ltd......................................    1,986,140                  1,569,051
     Tientsin Marine Shipping Co., Ltd...................................    3,463,000                  1,779,982
                                                                                                     ------------
                                                                                                        3,349,033
                                                                                                     ------------
   TRAVEL & TOURISM - (1.4%)
     Huangshan Tourism Development Co., Ltd..............................    2,826,000                  2,526,444
                                                                                                     ------------

         TOTAL SHANGHAI "B" SHARES - (Cost  $12,181,787)                                    9.3%       17,169,336
                                                                                          -----      ------------

CHINA - SHENZHEN "B" SHARES
   HOUSEHOLD APPLIANCES - (0.8%)
     Wuxi Little Swan Co., Ltd...........................................    1,343,082                  1,528,697
                                                                                                     ------------

   INDUSTRIALS - (0.7%)
     Shenzhen Fangda Building Material Co., Ltd..........................      900,000                  1,204,811
                                                                                                     ------------

         TOTAL SHENZHEN "B" SHARES - (Cost  $1,780,050)                                     1.5%        2,733,508
                                                                                          -----      ------------

         TOTAL CHINA - (Cost  $13,961,837)                                                 10.8%       19,902,844
                                                                                          -----      ------------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

=================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG
   CONTAINERS & PACKAGING - (0.6%)
     Sinocan Holdings, Ltd...............................................    3,000,000               $  1,057,363
                                                                                                     ------------

   DIVERSIFIED - (17.0%)
     China Resources Enterprise, Ltd.....................................    3,000,000                  8,226,088
     Citic Pacific, Ltd..................................................    1,300,000                  6,221,303
     Guangdong Investment, Ltd...........................................    3,206,000                  2,042,236
     Hutchison Whampoa, Ltd..............................................      960,000                  6,642,954
     Shanghai Industrial Holdings, Ltd...................................    1,820,000                  8,097,782
                                                                                                     ------------
                                                                                                       31,230,363
                                                                                                     ------------
   ELECTRONICS - (3.0%)
     Leading Spirit Holdings Co., Ltd....................................   23,465,600                  5,463,116
                                                                                                     ------------

   FINANCE - (1.4%)
     China Everbright, Ltd...............................................    2,362,000                  2,535,679
                                                                                                     ------------

   FOOD & BEVERAGES - (5.0%)
     China Food Holdings, Ltd............................................    7,318,000                  3,218,159
     Ng Fung Hong, Ltd...................................................    6,476,000                  6,072,690
                                                                                                     ------------
                                                                                                        9,290,849
                                                                                                     ------------
   HOUSEHOLD APPLIANCES - (0.0%)
     Hualing Holdings, Ltd. (warrants expiring on March 31,1999)*........    1,420,000                     31,957
                                                                                                     ------------

   INFRASTRUCTURE - (4.9%)
     Cheung Kong Infrastructure..........................................    1,889,000                  4,886,503
     New World Infrastructure, Ltd.......................................    2,100,000                  4,155,727
                                                                                                     ------------
                                                                                                        9,042,230
                                                                                                     ------------
   OFFICE FURNISHINGS & SUPPLIES - (0.4%)
     Lamex Holdings, Ltd.................................................    3,600,000                    838,130
                                                                                                     ------------

   PROPERTY DEVELOPER - (3.1%)
     China Resources Beijing Land Co.....................................    5,200,000                  2,118,606
     New World Development Co., Ltd......................................    1,000,000                  3,518,075
                                                                                                     ------------
                                                                                                        5,636,681
                                                                                                     ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

===================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                   SHARES             VALUE (NOTE A)
           ------------------                                                   ------             --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
   TRANSPORTATION - (4.3%)
     China Merchants Holdings Co., Ltd...................................    2,500,000               $  3,621,548
     Cosco Pacific, Ltd..................................................    3,713,000                  4,322,188
                                                                                                     ------------
                                                                                                        7,943,736
                                                                                                     ------------
         TOTAL HONG KONG - (Cost  $54,732,771)                                             39.7%       73,070,104
                                                                                          -----      ------------

HONG KONG - "H" SHARES
   AGRICULTURAL MACHINERY - (2.9%)
     First Tractor Co., Ltd. * ..........................................    6,900,000                  5,354,718
                                                                                                     ------------

   CHEMICALS - (4.2%)
     Shanghai Petrochemical Co., Ltd.....................................    9,500,000                  2,549,635
     Zhenhai Refining & Chemical Co., Ltd................................   11,130,000                  5,182,435
                                                                                                     ------------
                                                                                                        7,732,070
                                                                                                     ------------
   ELECTRIC UTILITIES - (3.9%)
     Beijing Datang Power Generation Co., Ltd. * ........................    8,044,000                  4,057,634
     Harbin Power Equipment Co., Ltd.....................................   10,292,000                  1,970,143
     Northeast Electrical Transmission & Transformation
       Machinery Manufacturing Co., Ltd. ................................    6,108,000                  1,082,321
                                                                                                     ------------
                                                                                                        7,110,098
                                                                                                     ------------
   HOUSEHOLD APPLIANCES - (1.5%)
     Guangdong Kelon Electronic Holdings Co., Ltd........................    2,120,000                  2,687,189
                                                                                                     ------------

   STEEL - (1.6%)
     Angang New Steel Co., Ltd. * .......................................   13,552,000                  2,997,338
                                                                                                     ------------

   TEXTILE - (0.5%)
     Jingwei Machinery Co., Ltd..........................................    6,000,000                    892,453
                                                                                                     ------------

   TRANSPORTATION - (4.2%)
     China Eastern Airlines, Corp. * ....................................   11,200,000                  2,535,084
     Qingling Motors Co., Ltd............................................    8,006,000                  5,229,295
                                                                                                     ------------
                                                                                                        7,764,379
                                                                                                     ------------
         TOTAL HONG KONG - "H" SHARES - (Cost $29,629,460)                                 18.8%       34,538,245
                                                                                          -----      ------------
         TOTAL HONG KONG (INCLUDING
            "H" SHARES) - (Cost $84,362,231)                                               58.5%      107,608,349
                                                                                          -----      ------------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

===================================================================================================================
             NAME OF ISSUER
           AND TITLE OF ISSUE                                                     SHARES           VALUE (NOTE A)
           ------------------                                                     ------           --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
SINGAPORE
   ELECTRONICS - (0.5%)
     Thakral Corporation, Ltd. (Cost $1,067,259).........................      1,568,600             $    941,160
                                                                                                     ------------

UNITED STATES - "N" SHARES
   ELECTRIC UTILITIES - (2.2%)
     Huaneng Power International, Inc. *.................................         97,000                2,134,000
     Shandong Huaneng Power Development, Ltd.............................        265,000                1,970,938
                                                                                                     ------------

         TOTAL UNITED STATES - "N" SHARES - (Cost  $4,179,272)                              2.2%        4,104,938
                                                                                          -----      ------------
         TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS - (Cost $103,570,599)                                         72.0%      132,557,291
                                                                                          -----      ------------



             NAME OF ISSUER                                                     PAR VALUE/
           AND TITLE OF ISSUE                                                     SHARES           VALUE (NOTE A)
           ------------------                                                     ------           --------------

DIRECT INVESTMENTS (NOTE B)
   CERAMIC PRODUCTS - (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired 11/30/94)* (1)              8,000                        0
                                                                                                     ------------

   CONSTRUCTION - (1.1%)
     Wai Kee China Investments (BVI) Company Ltd.
       (acquired 10/23/95) (1) ..........................................            180                2,000,000
                                                                                                     ------------

   GRANITE AND MARBLE PRODUCTS - (0.4%)
     Companion Marble Holdings, Ltd., convertible bond,
       6.00%, 2/2/00 (acquired 2/20/97)(1) ..............................  HK $5,000,000                  645,203
                                                                                                     ------------

   HOUSEHOLD APPLIANCES - (11.4%)
     Guangdong Kelon Electrical Holdings Co., Ltd. (acquired 12/1/94)....     16,585,682               21,023,046
                                                                                                     ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

===================================================================================================================
             NAME OF ISSUER                                                     PAR VALUE/
           AND TITLE OF ISSUE                                                     SHARES           VALUE (NOTE A)
           ------------------                                                     ------           --------------

DIRECT INVESTMENTS (CONTINUED)
   INDUSTRIALS - (1.3%)
     China Southern Glass Co., Ltd.......................................        149,559             $     59,967
     China Southern Glass Holding Co., Ltd., convertible bond,
       5.25%, 7/17/00 (acquired 4/7/95)(2)...............................   US$2,250,000                2,340,604
                                                                                                     ------------
                                                                                                        2,400,571
                                                                                                     ------------
   INFRASTRUCTURE - (0.7%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)...................      1,969,200                1,273,492
                                                                                                     ------------

   PLUMBING - (2.4%)
     A-S China Plumbing Products Ltd. (acquired 4/14/94)* (1)............            450                4,500,300
                                                                                                     ------------

   REAL ESTATE - (1.3%)
     New World Sun City Ltd. (acquired 12/12/92)*(1).....................             83                2,311,321
                                                                                                     ------------

   TELECOMMUNICATIONS - (2.1%)
     CM Telecom International, Ltd., ordinary shares
       (acquired 1/11/94 and 11/10/94)...................................     15,309,760                3,861,351
                                                                                                     ------------

   TEXTILE - (0.0%)
     Wing Hong Holdings Ltd. (acquired 5/31/95)* (1).....................            150                        0
                                                                                                     ------------

   PROPERTY DEVELOPER - (0.5%)
     Shanghai Links Executive Community (acquired 3/12/97)* (1)..........        100,000                  100,000
     Shanghai Links Executive Community Class A preference shares
       (acquired 3/12/97)* (1) ..........................................        900,000                  900,000
                                                                                                     ------------
                                                                                                        1,000,000
                                                                                                     ------------
         TOTAL DIRECT INVESTMENTS - (Cost $34,906,286)                                     21.2%       39,015,284
                                                                                          -----      ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997

===================================================================================================================
             NAME OF ISSUER                       CURRENT     MATURITY       PRINCIPAL
           AND TITLE OF ISSUE                      YIELD     (MM/DD/YY)       AMOUNT               VALUE (NOTE A)
           ------------------                      -----     ----------       ------               --------------

SHORT TERM INVESTMENTS
UNITED STATES
   U.S. GOVERNMENT SECURITIES - (7.9%)
     United States Treasury Bills...............   4.659%     11/13/97      $7,330,000               $  7,318,772
     United States Treasury Bills...............   5.069%     01/08/98       3,750,000                  3,714,583
     United States Treasury Bills...............   4.917%     12/26/97       3,420,000                  3,394,659
                                                                                                     ------------

         TOTAL UNITED STATES - (Cost  $14,428,014)                                          7.9%       14,428,014
                                                                                          -----      ------------


TOTAL INVESTMENTS - (Cost  $152,904,899)                                                  101.1%      186,000,589
OTHER ASSETS AND LIABILITIES                                                               (1.1)%      (1,965,160)
                                                                                          -----      ------------


NET ASSETS                                                                                100.0%     $184,035,429
                                                                                          =====      ============

=================================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

*    Denotes non-income producing security


(1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A, B and E to the financial statements.

(2) The Fund's investment in China Southern Glass Holding Co., Ltd., convertible bond, is being valued by dividing the par value by the conversion rate of HK$2.98 and then valuing the converted par value at the current stock price for China Southern Glass Co., Ltd.


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

===================================================================================================================
ASSETS
    Investments in listed investments, at value (cost $117,998,613) (Notes A and E).....           $146,985,305
    Investments in direct investments, at value (cost $34,906,286) (Notes A,B and E)....             39,015,284
    Cash, including foreign currency, at value (cost $2,901,427)........................              2,901,460
    Receivable for investments sold.....................................................                  4,057
    Dividends and interest receivable...................................................                548,568
    Prepaid expenses....................................................................                 63,493
                                                                                                   ------------
TOTAL ASSETS............................................................................            189,518,167
                                                                                                   ------------

LIABILITIES
    Payable for investments purchased...................................................              4,964,322
    Advisory fee payable (Note C).......................................................                223,958
    Administration, custodian and transfer agent fees payable...........................                161,062
    Accrued expenses and other liabilities..............................................                133,396
                                                                                                   ------------
TOTAL LIABILITIES.......................................................................              5,482,738
                                                                                                   ------------
TOTAL NET ASSETS........................................................................           $184,035,429
                                                                                                   ============

COMPOSITION OF NET ASSETS:
    Common stock, at par value..........................................................           $    108,449
    Capital paid in excess of par.......................................................            145,464,116
    Accumulated net realized gain on investments and
        foreign currency transactions...................................................              5,366,354
    Net unrealized appreciation on investments
        and foreign currency transactions...............................................             33,096,510
                                                                                                   ------------
TOTAL NET ASSETS........................................................................           $184,035,429
                                                                                                   ============

NET ASSET VALUE PER SHARE...............................................................                 $16.97
($184,035,429 / 10,844,937 shares of common stock outstanding)                                           ======


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

==============================================================================================================
INVESTMENT INCOME
    Dividend income - listed investments................................................           $ 2,533,700
    Dividend income - direct investments................................................             1,006,773
    Interest income - listed investments................................................               197,627
    Interest income - direct investments................................................               399,070
                                                                                                   -----------
        TOTAL INVESTMENT INCOME.........................................................             4,137,170
                                                                                                   -----------

EXPENSES
    Investment Management fee (Note C)..................................................             3,023,863
    Administration, custodian and transfer agent fees...................................               742,100
    Directors' fees and expenses (Note C)...............................................               260,000
    Legal fees..........................................................................               160,000
    Shareholder services fee............................................................                94,000
    Insurance...........................................................................                74,000
    Printing and postage................................................................                72,000
    Audit and tax service fees..........................................................                65,000
    Amortization of deferred organization expenses (Note A).............................                21,292
    Miscellaneous expenses..............................................................                44,094
                                                                                                   -----------
        Total Expenses..................................................................             4,556,349
        Fees waived by the Investment Manager (Note C)..................................              (201,165)
                                                                                                   -----------
        NET EXPENSES....................................................................             4,355,184
                                                                                                   -----------

NET INVESTMENT LOSS.....................................................................              (218,014)
                                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on listed investment transactions.................................            16,242,727
    Net realized gain on direct investment transactions.................................             1,377,536
    Net realized loss on foreign currency transactions..................................               (23,056)
                                                                                                   -----------
                                                                                                    17,597,207
                                                                                                   -----------
    Net change in unrealized appreciation on listed investments and
        foreign currency translations...................................................            10,452,231
    Net change in unrealized appreciation on direct investments.........................            13,510,288
                                                                                                   -----------
                                                                                                    23,962,519
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS.......................................................            41,559,726
                                                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS..............................................           $41,341,712
                                                                                                   ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


============================================================================================================
                                                                           Year Ended          Year Ended
                                                                        October 31, 1997    October 31, 1996
                                                                        ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
    Net investment income (loss)...................................       $   (218,014)       $    685,856
    Net realized gain on investment and
       foreign currency transactions...............................         17,597,207             323,589
    Net change in unrealized appreciation on
       investments and foreign currency translations...............         23,962,519           4,020,517
                                                                          ------------        ------------
    Net increase in net assets resulting from operations...........         41,341,712           5,029,962
                                                                          ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income..........................................           (848,349)           (986,629)
    Net realized gain on investments and foreign
       currency transactions.......................................            (56,651)                  -
                                                                          ------------        ------------
    Total dividends and distributions to shareholders..............           (905,000)           (986,629)
                                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
    Reinvestment of distributions to shareholders..................                  -              42,382
                                                                          ------------        ------------
    Total increase in net assets from capital
       stock transactions..........................................                  -              42,382
                                                                          ------------        ------------

NET INCREASE IN NET ASSETS.........................................         40,436,712           4,085,715
                                                                          ------------        ------------


NET ASSETS:
Beginning of period................................................        143,598,717         139,513,002
                                                                          ------------        ------------
End of period, including undistributed net
    investment income of $0 and $633,085, respectively.............       $184,035,429        $143,598,717
                                                                          ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

==========================================================================================================================

                                                                               YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                           1997            1996         1995          1994          1993
                                                        --------         --------     --------      --------      --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period .................. $  13.24         $  12.87     $  15.26      $  17.35      $  14.22

Net investment income (loss) ..........................     (.02)             .06          .10          (.03)          .04
Net realized and unrealized gain (loss)
     on investment and foreign currency
     transactions .....................................     3.83              .40        (1.88)         (.39)         3.14
                                                        --------         --------     --------      --------      --------
Total from investment operations ......................     3.81              .46        (1.78)         (.42)         3.18
                                                        --------         --------     --------      --------      --------

Less distributions:
     Dividends from net investment income .............     (.08)            (.09)        (.01)         (.02)         (.04)
     Dividends in excess of net investment income .....       --               --           --          (.07)           --
     Distributions from net realized capital gains ....       --               --         (.60)         (.82)         (.01)
                                                        --------         --------     --------      --------      --------
Total distributions ...................................     (.08)            (.09)        (.61)         (.91)         (.05)
                                                        --------         --------     --------      --------      --------

Dilution due to rights offering .......................       --               --           --          (.76)           --
                                                        --------         --------     --------      --------      --------

Net asset value, end of period ........................ $  16.97         $  13.24     $  12.87      $  15.26      $  17.35
                                                        ========         ========     ========      ========      ========

Per share market value, end of period ................. $  13.31         $  11.75     $  11.75      $  17.25      $  18.50
                                                        ========         ========     ========      ========      ========

TOTAL INVESTMENT RETURN
     (BASED ON MARKET VALUE) ..........................    13.88%            0.74%      (28.39)%        5.38%        32.66%
                                                        ========         ========     ========      ========      ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................... $184,035         $143,599     $139,513      $165,102      $138,932
Ratio of expenses to average net assets ...............     2.15%(2)         2.56%        2.55%         2.49%         2.67%
Ratio of net investment income (loss)
     to average net assets ............................    (0.11)%(2)        0.49%        0.78%        (0.11)%        0.24%
Portfolio turnover rate ...............................       39%              41%          43%           58%           85%
Average commission rate(3) ............................ $ 0.0017         $ 0.0017           --            --            --


(1)  Based on average shares outstanding during the period.

(2)  The ratios of expenses to average net assets and net investment income
     (loss) to average net assets is after the waiver of a portion of the Investment Manager Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the ratio of net investment income (loss) would have been 2.25% and (0.21)%, respectively

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997

================================================================================

NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the year ended October 31, 1997, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Other securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The direct investment original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

================================================================================
SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and will distribute any net realized capital gains annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

DEFERRED ORGANIZATION EXPENSES: Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a period of 60 months from the date that the Fund commenced its investment operations.

NOTE B - VALUATION OF DIRECT INVESTMENTS
At October 31, 1997, Direct Investments amounting to $10,456,824 (5.7% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at current market values (See Note A - Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without ready market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund. The Fund pays the Investment Manager a fee for its services at an annual rate of 1.50% of the Fund's average weekly net assets. The Investment Manager has proposed to reduce the Investment Management Fee from 1.50% to 1.25% of the Fund's weekly net assets. The proposed fee reduction needs to be approved by the Fund's shareholders at the next shareholder meeting. Until such time, the Investment Manager has agreed to waive 0.25% of the fee. From the period July 1, 1997 through October 31, 1997 the total amount of Investment Management Fees waived was $201,165. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee from the Investment Manager.

================================================================================
For the year ended October 31, 1997, the Fund incurred commissions on the purchase and sale of securities of $512,855, of which $1,819 was paid to affiliates of the Investment Manager and the Direct Investment Manager.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 1997, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $77,474,705 and $88,724,364, respectively. At October 31, 1997, the cost of investments for book and federal income tax purposes was substantially the same. Gross unrealized appreciation of investments was $52,460,535, while gross unrealized depreciation of investments was $19,364,845, resulting in net unrealized appreciation of investments of $33,095,690.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F -- INSTALLMENT SALE
On September 23, 1994, the Fund entered into an agreement to sell its direct investment in Hollco International Holdings, Ltd. ("Hollco") on an installment basis over a 27-month period. Under the terms of the agreement, the Fund received proceeds and dividends totaling HK$10,629,814 (US$1,375,050) through October 31, 1997. The Fund has received the final proceeds and dividend payments from this transaction. During 1996 and 1997, after reducing the original cost of Hollco by the proceeds received, to zero, the Fund recognized a gain of US$220,910 and US$138,802, respectively.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS

================================================================================
The Stockholders and board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                 KPMG PEAT MARWICK LLP

Boston Massachusetts
December 12, 1997

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

================================================================================
The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(CONTINUED)

================================================================================
The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

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


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

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

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


THE CHINA FUND, INC.

================================================================================
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Bernard H. Asher, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
David F. J. Paterson,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells